                                                                   EXHIBIT 10.17
                                   AMENDMENT

     This Amendment, entered into between MEDIMMUNE, INC. ("Medimmune"), and APPLIED MOLECULAR EVOLUTION, INC., f/k/a Ixsys, Inc. ("AME"), and effective on the last date of Signature below, modifies and amends the Selection Agreement dated effective February 24, 1999 (the "Agreement"), by and between Ixsys, Inc. ("IXSYS") and MEDIMMUNE.

                                   WITNESSETH

     WHEREAS, MEDIMMUNE and AME desire to amend the Agreement in order to modify certain aspects of the antibody selection terms;

     NOW THEREFORE, in consideration of the promises and mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     IXSYS shall now be known as AME, and the designation AME shall replace the designation IXSYS in the Agreement.

     1. Section 1.1 of the Agreement is restated in its entirety to read as follows:

          1.1 Within thirty six (36) months after the EFFECTIVE DATE, MEDIMMUNE shall designate by written notice to AME, one (1) antibody for which MEDIMMUNE desires to have AME perform a separate research and development programs (each, a "PROGRAM") to modify such antibody. Within forty eight
     (48) months after the EFFECTIVE DATE, MEDIMMUNE shall designate by written notice to AME, one (1) additional antibody for which MEDIMMUNE desires to have AME perform a PROGRAM to modify such antibody.

     2. Section 1.3 of the Agreement is restated in its entirety to read as follows:

          1.3 Within thirty (30) days after MEDIMMUNE delivers to AME the written notice described in Section 1.1 for a PROGRAM, provided that the parties mutually agree upon the antibody and the target ligand, the parties shall duly execute and deliver a Research and Assignment and License Agreement in the form attached hereto as Appendix A, with the blanks on
     Exhibit 1 thereto completed as provided above and only those modifications as the parties mutually agree in writing.

     This Amendment and the Agreement set forth the entire agreement and understanding between the parties as to the subject matter thereof and supercedes all prior agreements and understandings in this respect. There shall be no amendments or modifications to this Amendment or the Agreement, except by a written document which is signed by both parties.

     IN WITNESS WHEREOF, the parties have each caused this Amendment to be signed and delivered by its duly authorized officer or representative as indicated below.

MEDIMMUNE                               AME



By:  /s/ SCOTT KOENIG                   By: /s/ LAWRENCE E. BLOCH
   -----------------------------            ------------------------------------
Name: Scott Koenig                      Name: Lawrence E. Bloch
Title: SVP, Research                    Title: CFO & VP of Business Development

Date: 3-5-01                            Date: 3-8-01